UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2014

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Unaudited Financial Projections

The Company does not as a matter of course make long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates.  However, for purposes of discussion materials provided to members of the Equity Committee in the Chapter 11 Cases, which are set forth in Exhibit 99.1 to this Current Report on Form 8-K (the “Discussion Materials”), the Company’s management prepared unaudited financial projections (the “Financial Projections”).  The Company prepared the Financial Projections with the assistance of its professional advisors. The Financial Projections present, to the best of the Company’s knowledge and based upon the assumptions set forth therein, the reorganized Debtors’ projected cash revenues, cash EBITDA, levered and unlevered free cash flow, and cash position for the second half of 2014 and the fiscal years 2015 through 2017.  The Financial Projections reflect the Debtors’ assumptions and judgments as of April 2014 except with respect to restructuring expenses, which reflect the Debtors’ assumptions and judgments as of the date of the Discussion Materials.

The Financial Projections were based on the assumption that the effective date of the Plan will occur on or about June 30, 2014.  If such Plan does not go effective or if the effective date of the Plan is significantly delayed, additional expenses, including professional fees, may be incurred and operating results may be negatively impacted.  It is also assumed that the Company will conduct operations substantially similar to its current business.

The Financial Projections were not prepared with a view toward complying with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the published guidelines of the Securities and Exchange Commission (“SEC”) regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information.  The Company’s independent accountants have not compiled, examined, or performed any procedures with respect to the Financial Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the unaudited financial projections.  Financial projections of the type summarized below are based on estimates and assumptions that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company’s control.  The Financial Projections are not fact and should not be relied upon as being indicative of future results which could differ materially from actual performance and results.

As the Company has previously disclosed, a chapter 11 proceeding is viewed as a significant threat to the continuing operations of our international business.  The Company has continued to experience dislocation in its business operations caused by the uncertainty of its financial restructuring process and its bankruptcy filing, and there is no assurance that we will be able to avert loss or reduction in business from our customers.  Furthermore, the drybulk industry has historically been and continues to be subject to significant volatility due to continuously evolving dynamics as they relate to the supply of vessels and demand for shipping services.  The unpredictable nature of factors, such as weather, seasonal demand for resources and asymmetrical timing of vessel deliveries results in significant freight volatility and could cause actual results to differ.

The Financial Projections do not fully reflect the application of fresh start accounting, which, if required pursuant to U.S. GAAP, is not anticipated to have a material impact on the underlying economics of the Plan.  Any formal fresh-start reporting adjustments that may be required in accordance with Statement of Position 90-7 Financial Reporting by Entities in Reorganization under the Bankruptcy Code, including any allocation of the Company’s reorganization value to the Company’s assets in accordance with the procedures specified in Financial Accounting Standards Board Statement 141, will be made after the Company emerges from bankruptcy.

The Financial Projections are subjective in many respects and thus subject to interpretation.  While presented with numeric specificity, they are necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company’s management, may not be realized, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control.  The Financial Projections are not indicative of current values or future performance, which may be significantly more favorable or less favorable.  The Company cautions that no representations can be made as to the accuracy of these financial projections or to the Company’s ability to achieve the projected results.  Some assumptions inevitably will not materialize.  Further, events and circumstances occurring subsequent to the date on which these financial projections were prepared may be different from those assumed or, alternatively, may have been unanticipated and, thus, the occurrence of these events may affect financial results in a material and possibly adverse manner.  Furthermore, the unaudited financial projections do not necessarily reflect current estimates or assumptions Company management may have about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the financial projections were prepared.

Except as otherwise noted, the Financial Projections do not take into account any circumstances or events occurring after the date they were prepared.  Except as may be required in the Chapter 11 Cases, the Company does not intend to update or revise any of the Financial Projections to reflect circumstances existing after the date such projections were prepared or to reflect the occurrence of any particular events.  The Financial Projections are forward-looking statements.

Readers of this Form 8-K are cautioned not to rely on the Financial Projections and are urged to review the Company’s most recent SEC filings for additional information on factors which may cause the Company’s future financial results to materially vary from the unaudited financial projections.  In addition, such readers are also urged to review the Company’s most recent SEC filings for a description of the Company’s reported results of operations, financial condition and capital resources during the fiscal year ended December 31, 2013. None of the unaudited financial projections should be viewed as a representation by the Company or any of its advisors or representatives that the projections or forecasts reflected therein will be achieved.  The inclusion of the Financial Projections in this Form 8-K should not be regarded as an indication that the Company or any other recipient of this information considered, or now considers, this information to be necessarily predictive of actual future results nor construed as financial guidance, and they should not be relied on as such.

Expert Reports Relating to Valuation

In connection with the confirmation hearing in the Chapter 11 Cases, the Debtors produced reports of expert witnesses who testified on the Debtors’ behalf in respect of the valuation of the Debtors, namely Blackstone Advisory Partners LP, Maritime Strategies International Ltd., and Marsoft Inc.  Copies of such reports or the substance thereof have been entered into the case docket for the Chapter 11 Cases and are publicly available under “Case Docket” at www.gencorestructuring.com.  Such reports do not predict or reflect post-confirmation trading prices of the reorganized Company’s common stock. Such securities may trade at substantially lower or higher prices because of a number of factors. The trading prices of securities issued under the Plan are subject to many unforeseen circumstances and therefore cannot be predicted.  Such reports are also subject to the limitations, qualifications, and disclaimers set forth therein.

In addition, the Equity Committee has also filed the reports of Rothschild Inc. and CMG Advisory Services LLC on the case docket for the Chapter 11 Cases.  These reports were prepared in connection with the litigation commenced by the Equity Committee to oppose confirmation of the Plan.  The Debtors do not agree with the views expressed by the Equity Committee in the litigation or in any report, declaration or pleading filed by the Equity Committee.

*            *            *

The information set forth under this Item 7.01, including Exhibits 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

This Form 8-K, in addition to containing results that are determined in accordance with U.S. GAAP, contains certain forward-looking non-GAAP financial measures.  The Company has not provided a reconciliation of the forward-looking non-GAAP financial measures included in this Form 8-K to the directly comparable GAAP measures because, due primarily to variability and difficulty in making accurate forecasts and projections, not all of the information necessary to forecast and quantify the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures is available to the Company without unreasonable efforts.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management’s current expectations and observations and include factors that could cause actual results to differ materially such as:  the Company’s ability to operate its business consistent with its projections generally, including the ability to maintain or increase revenue and cash flow to satisfy its liquidity needs, service its indebtedness and finance the ongoing obligations of its business, and to manage its future operating expenses and make necessary capital expenditures; the Company’s ability to comply with the covenants and conditions under its credit facilities and borrow thereunder; the Company’s ability to timely and effectively implement and execute its plans to restructure its capital structure; the Company’s ability to arrange and consummate financing or sale transactions or to access capital; the loss or reduction in business from the Company’s significant charterers or the failure of the Company’s significant charterers to perform their obligations to the Company; the loss or material downtime of major suppliers; the extent to which the Company’s operating results continue to be affected by weakness in market conditions and charter rates; whether the Company is able to generate sufficient cash flows to meet its liquidity needs, service its indebtedness and finance the ongoing obligations of its business; the Company’s ability to continue as a going concern; the Company’s ability to obtain bankruptcy court approval with respect to motions in the Chapter 11 Cases described in the Company’s Current Report on Form 8-K filed on April 3, 2014; the Company’s ability to consummate the plan of reorganization with respect to the Chapter 11 Cases; the effects of  bankruptcy court rulings in the Chapter 11 Cases and the outcome of the case in general; the length of time the Company will operate under the Chapter 11 Cases; the pursuit by the Company’s various creditors, equity holders and other constituents of their interests in the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases; the potential adverse effects of the Chapter 11 proceedings on liquidity or results of operations; the effects of changes in the Company’s credit ratings; the occurrence of any event, change or other circumstance that could give rise to the termination of any restructuring agreement or equity commitment letter in connection with the Company’s restructuring; increased administrative and restructuring costs related to the Chapter 11 Cases; the Company’s ability to meet current operating needs, including the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain acceptable terms with its vendors, customers and service providers and to retain key executives, managers and employees and other factors listed from time to time in the Company’s filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2013 and its subsequent filings on Form 10-Q and Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Discussion Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: July 3, 2014

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Discussion Materials